ConnectOne Bancorp, Inc.

CNOB

Investor Presentation

June 2020

Forward Looking Statements

This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and our other subsequent filings with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to the risk factors described above and: (1) the adverse impact of the coronavirus pandemic on the economies of the United States and our trade area, our operations and results and those of our customers, (2) the impact of a slowing U.S. economy and increase unemployment on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and demand for our products; (3) the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; (4) changes in general economic and financial market conditions; (5) changes in the regulatory environment; (6) economic conditions generally and in the financial services industry; (7) changes in the economy affecting real estate values; (8) our ability to achieve loan and deposit growth; (9) the completion of our future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (10) projected population and income growth in our targeted market areas; and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date, except as required by law, on which the statement is made or to reflect the occurrence of unanticipated events.

Terms of Proposed Subordinated Notes Offering

Issuer	ConnectOne Bancorp, Inc. (NASDAQ: CNOB)
Security	Holding company subordinated debt
Rating	BBB- by Kroll Bond Rating Agency
Structure	Fixed-to-floating rate (after 5 years based on SOFR)
Issuance Type	SEC registered
Term	10 years
Call Date	Non-call for 5 years; Callable on any interest payment date at par thereafter
Use of Proceeds	General corporate purposes; Anticipated repayment of callable subordinated notes within one year
Joint Book-Running Managers	Keefe, Bruyette & Woods, *A Stifel Company* (billing and delivery) | Goldman Sachs & Co. LLC
Co-Manager	Stephens Inc.

About ConnectOne Bancorp, Inc.

Overview

- ConnectOne Bancorp, Inc. (NASDAQ: CNOB) is a high performing commercial bank serving the New York & New Jersey metropolitan market
- Headquartered in Englewood Cliffs, New Jersey
- Strong culture with a focus on people first and a sense of urgency in every business decision from top to bottom of the organization
- One of the most efficient banks in the U.S. driven by branch-light model (with fewer than 30 banking offices), use of technology, and operating philosophy
- Competing in market dominated by largest institutions leaving tremendous opportunity for banks catering to middle market businesses

$7.3B in assets March 31, 2020 | **$5.5B** in deposits March 31, 2020 | **$635M** market capitalization[2]

Robust Core Earnings Profile

- Strong pre-provision net revenue ("PPNR"), low dividend payout ratio (17% 2019), and controlled growth strategy in volatile market conditions will support robust capital generation
- PPNR: Outperform relative to peers[1] (1.83% vs. 1.46% peers in 1Q20)
- Net interest margin: Consistently in-line with peers[1] (+13bps vs. peers in 1Q20) and positioned to strengthen in current rate environment
- Efficiency: Continues to outperform peers[1] with efficiency ratio in low-40%


New York
Connecticut
Pennsylvania
New Jersey
● CNOB Branches

Source: Company Filings, S&P Global Market Intelligence

1 Peers include BDGE, BHLB, BMTC, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OFCF, PGC, PROV, SASR, UVSP, and WASH.

2 As of 27-May-2020.

Experienced Leadership

Management Team with Over 20 Years of Experience On Average

Frank Sorrentino III
Chairman, President and CEO



Years of Experience
Founder of CNOB
15 Years Industry
Prior Experience
- President of FSS Construction

Bill Burns
Executive VP and Chief Financial Officer



Years of Experience
8 Years CNOB
40 Years Industry
Prior Experience
- Dime Savings Bank
- The Bank of New York

Elizabeth Magennis
Executive VP and Chief Lending Officer



Years of Experience
14 Years CNOB
20 Years Industry
Prior Experience
- Bergen Commercial Bank
- Sovereign Bank

Christopher Ewing
Executive VP and Chief Operations Officer



Years of Experience
5 Years CNOB
35 Years Industry
Prior Experience
- EagleBank
- Virginia Commerce

Michael McGrover
First Senior VP and Chief Credit Officer



Years of Experience
8 Years CNOB
35 Years Industry
Prior Experience
- Summit Bank
- PNC Bank

Laura Criscione
Executive VP and Chief Compliance Officer



Years of Experience
15 Years CNOB
22 Years Industry
Prior Experience
- Ridgewood Savings Bank
- NorCrown Bank

Source: Company Filings

COVID-19 Impact Update

Organization and People

- 90% of our staff are working from home
- Retail offices pivoted to a leaner contactless environment
- Temporarily closed certain branch locations and directing branch clients to drive-thru windows and online banking services
- In the spirit of showing our support for our teams during this crisis, we increased certain employee benefits to help address their needs
- Quickly transitioned and mobilized our team to be an early and active participant in the SBA's Paycheck Protection Program
- Technological capabilities and cloud-based infrastructure facilitated seamless transition to remote working environment
- Began pilot program starting in June for return to work

Paycheck Protection Program ("PPP")

- ConnectOne was one of the first banks in the nation to close and fund a SBA PPP loan because we recognized the importance of the CARES program to our clients, their employees and our communities
- Through the initial funding round, we have assisted ~2,200 companies and their ~45,600+ workers
  - As of 31-May-2020, secured nearly $470M in funding, representing ~2,200 loans
- Our FinTech subsidiary, BoeFly has benefitted substantially from PPP
  - BoeFly is an online marketplace matching small business owners with lenders, but does not bear any credit risk
  - BoeFly's client base (both business owners and lenders) have expanded significantly as a result of PPP
  - Well positioned to benefit from small business expansion as the recovery accelerates

Source: Company Information

Franchise Overview and Investment Highlights

Franchise Overview and Investment Highlights

1. Robust Profitability and Capital Generation
2. Solid Capital Base with Significant Cushion Above Well Capitalized Levels
3. Stable Core Net Interest Margin
4. Quality Deposit Franchise with Branch-Light Distribution Model
5. Best-In-Class Efficiency
6. Strong Liquidity Profile
7. High Quality Asset Composition and Reserves
8. Strong Underwriting Culture
9. Diversified and Granular Loan Portfolio

1 Robust Profitability and Capital Generation

Pre-Provision Net Revenue[1] / Average Assets



1.91 %
1.83 %
1.91 %
1.82 %
1.84 %
1.83 %
1.54 %
1.54 %
1.60 %
1.62 %
1.57 %
1.46 %
2015Y
2016Y
2017Y
2018Y
2019Y
1Q20
CNOB
Peers²

Tangible Book Value per Share Growth



4-Year CAGR: 11%
$ 10.51
$ 11.96
$ 13.01
$ 14.42
$ 16.06
$ 15.93
Decline reflects BNJ acquisition
2015Y
2016Y
2017Y
2018Y
2019Y
1Q20

Source: Company Filings, S&P Global Market Intelligence
Note: Please refer to Non-GAAP reconciliation in Appendix. 1Q20 represents 31-Mar-2020.
1 *Excludes merger expenses, nonrecurring items and securities gains.*
2 *Peers include BDGE, BHLB, BMTC, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OFCF, PGC, PROV, SASR, UVSP, and WASH.*

2 Solid Capital Base with Significant Cushion Above Well Capitalized Levels

ConnectOne Bancorp, Inc.



Common Equity Tier 1 Risk-Based Ratio
Illustrative Pro Forma Capital¹
9.63%
9.75%
9.95%
9.63%
2018Y
2019Y
1Q20
Tier 1 Risk-Based Ratio
9.71%
9.86%
10.04%
9.71%
2018Y
2019Y
1Q20
Tier 1 Leverage Ratio
9.14%
9.34%
9.54%
9.20%
2018Y
2019Y
1Q20
Total Risk-Based Capital Ratio
13.21%
13.15%
12.96%
12.46%
2018Y
2019Y
1Q20

	2018Y	2019Y	1Q20
Double Leverage	113 %	111 %	109 %

ConnectOne Bank



Common Equity Tier 1 Risk-Based Ratio
11.37%
11.37%
10.93%
6.50%
2018Y
2019Y
1Q20
Tier 1 Risk-Based Ratio
11.37%
11.37%
10.93%
8.00%
2018Y
2019Y
1Q20
Tier 1 Leverage Ratio
10.78%
10.81%
10.36%
5.00%
2018Y
2019Y
1Q20
Total Risk-Based Capital Ratio
12.75%
12.63%
12.25%
10.00%
2018Y
2019Y
1Q20
Well Capitalized

Source: Company Filings

Note: Well capitalized minimums not applicable to Holding Company. 1Q20 represents 31-Mar-2020.

1 Assumes offering of $50M and 0% risk-weighting of proceeds. Illustrative pro forma capital shown prior to any potential redemption of callable subordinated notes outstanding.

3 Stable Core Net Interest Margin

Stable Core NIM Well Positioned for Current Rate Environment

Yields and Costs



4.51 %
4.43 %
4.47 %
4.68 %
5.08 %
4.94 %
4.26 %
4.17 %
4.29 %
4.49 %
4.87 %
4.72 %
0.75 %
0.84 %
0.89 %
1.29 %
1.62 %
1.37 %
2015Y
2016Y
2017Y
2018Y
2019Y
1Q20
Loans
Interest-Earning Assets
Cost of Funds

Net Interest Margin



3.55 %
3.41 %
3.45 %
3.40 %
3.45 %
3.41 %
3.42 %
3.38 %
3.38 %
3.28 %
3.35 %
3.27 %
2015Y
2016Y
2017Y
2018Y
2019Y
1Q20
CNOB
Peers¹

Source: Company Filings, S&P Global Market Intelligence

Note: Please refer to Non-GAAP reconciliation in Appendix. 1Q20 represents 31-Mar-2020.

1 Peers include BDGE, BHLB, BMTC, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OFCF, PGC, PROV, SASR, UVSP, and WASH.

4 Quality Deposit Franchise with Branch-Light Distribution Model

($ in millions)

Average Deposit Balances[1]


4-Year CAGR: 16%
$ 2,569
$ 3,093
$ 3,470
$ 3,862
$ 4,637
$ 5,579

Stated Deposits ($M) / Branch	2015Y	2016Y	2017Y	2018Y	2019Y	1Q20
CNOB	$ 107.3	$ 128.6	$ 140.6	$ 141.1	$ 153.8	$ 183.6
Peers[2]	71.1	83.5	85.7	89.6	99.9	106.7

Historical Funding Composition[3]


18 %
39 %
22 %
21 %
18 %
43 %
25 %
14 %
17 %
41 %
26 %
16 %
16 %
41 %
28 %
15 %
16 %
44 %
29 %
12 %
15 %
40 %
31 %
13 %
2015Y
2016Y
2017Y
2018Y
2019Y
1Q20
Other Borrowings
Time Deposits
Non-Time Interest-Bearing Deposits
Noninterest-Bearing Deposits

Source: Company Filings, S&P Global Market Intelligence

1 *Reflects full year averages for 2015 – 2019. Quarter to date average for 1Q20. 1Q20 represents 31-Mar-2020.*

2 *Peers include BDGE, BHLB, BMTC, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OFCF, PGC, PROV, SASR, UVSP, and WASH.*

3 *Numbers may not sum to 100% due to rounding.*

5 Best-In-Class Efficiency

Locations utilize technology to serve as "business hubs" supporting clients beyond geographic footprint

Historical Operating Performance



61.1 %
59.4 %
57.5 %
55.9 %
56.7 %
58.7 %
41.0 %
41.4 %
40.1 %
41.4 %
41.9 %
42.7 %
2.39 %
2.32 %
2.13 %
2.11 %
2.12 %
2.18 %
1.40 %
1.35 %
1.34 %
1.32 %
1.36 %
1.41 %
2015Y
2016Y
2017Y
2018Y
2019Y
1Q20
CNOB
Peers[1]
Efficiency Ratio[2]
Operating NIE / Avg. Assets[3]



ConnectOne Bank
a better place to be

$18.2M
Assets Per Employee

Reflects structural uniqueness of ConnectOne

Peer[1] Median as of 1Q20: $9.7M

Investments in digital banking and FinTech solutions allow ConnectOne to scale efficiently

Source: Company Filings, S&P Global Market Intelligence
Note: Please refer to Non-GAAP reconciliation in Appendix. 1Q20 represents 31-Mar-2020.
1 *Peers include BDGE, BHLB, BMTC, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OFCF, PGC, PROV, SASR, UVSP, and WASH.*
2 *CNOB disclosed Operating Efficiency Ratio.*
3 *1Q20 Operating NIE annualized.*

6 Strong Liquidity Profile

($ in millions)

Historical Liquidity



Liquidity / Total Assets
12.2 %
9.7 %
8.3 %
8.1 %
8.2 %
8.5 %
$ 201
$ 467
$ 200
$ 428
$ 150
$ 423
$ 172
$ 441
$ 202
$ 506
$ 283
$ 620
2015Y
2016Y
2017Y
2018Y
2019Y
1Q20
Cash and Cash Equivalents
Total Liquid Assets¹

Securities Portfolio as of 31-Mar-2020



Obligations of U.S. States 31%
Corporate Bonds and Notes 6%
Other² 2%
Federal Agency Obligations 9%
Residential Mortgage PTS 53%

Total AFS Securities: $446.7M

Historical FHLB Borrowing Capacity



$ 536
$ 744
$ 829
$ 1,000
$ 1,000
$ 943
45 %
57 %
55 %
59 %
53 %
43 %
2015Y
2016Y
2017Y
2018Y
2019Y
1Q20
Borrowing Capacity
Borrowing Capcity / Total FHLB Capacity

Cash, Securities and Total Available Credit Build-Up

	Mar. 31, 2020
Cash and Cash Equivalents	$ 283
Unencumbered Securities	337
Total Cash and Unencumbered Securities	**$ 620**
FHLB Capacity	$ 2,150
FHLB Borrowings, Net	(727)
Letters of Credit	(480)
Remaining FHLB Capacity	**$ 943**
Correspondent Bank Capacity	25
FHLB Credit Facility	5
Total Available and Unused Liquidity	**$ 973**
Total	**$ 1,593**

Source: Company Filings

Note: Numbers may not sum to 100% due to rounding. 1Q20 represents 31-Mar-2020.

1 *Liquid assets represent cash and due from banks, interest-bearing deposits with banks and unencumbered investment securities.*

2 *Other includes Commercial Mortgage Pass-Through Securities, Asset-Backed Securities, Certificates of Deposit, and Other Securities.*

7 High Quality Asset Composition and Reserves

Additional Detail

Current Expected Credit Losses ("CECL")	■ Opted to maintain Incurred Loss Method under the CARES Act and stand ready to implement at any point in time ■ 1Q20 provision ($16.0M pre-tax) considers COVID-19 estimated impacts
Taxi Medallion Portfolio	■ Included in commercial loans are loans secured by New York City taxi medallions ■ $24.6M carrying value as of 31-Mar-2020

Loan Loss Reserves / Loans Receivable



1.01 %
0.87 %
0.86 %
0.86 %
0.91 %
1.06 %
0.86 %
0.74 %
0.76 %
0.77 %
0.75 %
0.90 %
2015Y
2016Y
2017Y
2018Y
2019Y
1Q20
ALLL / Loans Receiveable Incl. Nonccretable Purchase Accounting Marks¹
ALLL / Loans Receiveable

Net Charge-Offs



0.01 %
0.01 %
1.18 %
0.08 %
0.00 %
0.00 %
0.41 %
0.02 %
0.09 %
0.07 %
0.01 %
0.01 %
2015Y
2016Y
2017Y
2018Y
2019Y
1Q20
Total NCOs / Avg. Loans
NCOs / Avg. Loans Excluding Taxi Medallions

Nonperforming Assets



0.58 %
1.57 %
1.29 %
0.95 %
0.80 %
0.86 %
0.58 %
0.14 %
0.38 %
0.44 %
0.42 %
0.54 %
2015Y
2016Y
2017Y
2018Y
2019Y
1Q20
NPAs / Total Assets
NPAs Excl. Taxi Medallion / Total Assets

Source: Company Filings
Note: Please refer to Non-GAAP reconciliation in Appendix. 1Q20 represents 31-Mar-2020.
1 Nonaccretable purchase accounting marks included in numerator and denominator.

8 Strong Underwriting Culture

Comprehensive Underwriting

- **Disciplined LTV and DSC standards**
- **Loan origination process supported by specialized teams of credit analysts**
- **High-quality direct commercial lending platform with little or no reliance on participants or wholesale purchases**
- **Prudent growth**

Underwriting Process

- **Lending authority for commercial loans is tiered by dollar amount and / or collateral category (e.g., unsecured, cash secured, UCC1 secured, and real estate secured)**
- **Lending authority is limited to aggregation of debt to single borrower / group of related borrowers**

Credit Officer Approval → **CEO, CLO and CCO Review** → **Loan Committee or Board of Directors Approval**

Multi-Faceted Stress Testing

- Every loan tested during underwriting process
- Quarterly modeling performed in conjunction with ALCO processes
- Semi-annual third-party review conducted on approximately two-thirds of the portfolio
- Current capital position (including PPNR) in excess of $300M+ available to absorb losses over the duration of the crisis
  - Compares to total cumulative losses since CNOB began business 15 years ago of $11M ($81M including taxi)

Continued Focus on Loan Monitoring

- Team of portfolio managers and loan workout specialists

Proactive Workout Process

- Reflective of philosophy to aggressively address impaired assets in a timely fashion

9 Diversified and Granular Loan Portfolio

($ in millions)

Select Loan Portfolio Details as of 31-Dec-2019

Segment	$M	% of Total	Underwriting Standards
Construction	$621	12%	▪ Project feasibility ▪ Developers background and expertise ▪ Strict loan to cost advances ▪ Rental fallback ▪ Plan and cost review ▪ Interest reserve ▪ Personal guarantees with reliance on liquidity ▪ Bank engineer oversight and inspection
Multifamily	$1,518	30%	▪ Principals well known in multifamily space ▪ Successful history of strong investments and management track record ▪ Loans stressed by: (i) interest rate +200bps and (ii) 10% vacancy ▪ Breakeven analysis on interest rate, vacancy and cap rate ▪ Current policy has floor of 5% cap rate ▪ Leverage proprietary underwriting; do not rely solely on borrower expense estimates
Non-owner Occupied CRE	$1,102	21%	▪ Principals well known in investment real estate industry with history of low vacancy projects ▪ Property well positioned for the rental market ▪ Breakeven analysis on interest rate, vacancy and cap rate ▪ Personal guarantees with reliance on liquidity
Business Loans	$1,586	31%	▪ Strong financial controls and well known accounting firm with satisfactory peer review ▪ Low leverage balance sheet with good liquidity ratios ▪ Proven profitability / strong profit margin in stable industry ▪ Personal guarantees with reliance on liquidity ▪ Covenant compliance tracking
Other (e.g. 1-4 Family and Consumer):	$320	6%	
Total Loans:	$5,147	100%	

Segment Details

Construction



Multifamily, 59 %
Other, 23 %
1 to 4 Family, 18 %

Multifamily



24 to 64 Units, 36 %
10 to 24 Units, 27 %
100 Units or More, 19 %
5 to 6 Units, 9 %
64 to 99 Units, 8 %

Non-owner Occupied CRE



Other, 28 %
Retail, 27 %
Land for Future Dev., 13 %
Mixed Use, 11 %
Office, 10 %
Warehouse, 10 %
Land, 2 %

Business Loans



$937
$474
$175
C&I - Service, 22 %
C&I - CRE, 12 %
C&I - Contractors, 10 %
C&I - Other, 8 %
C&I - Distr., 3 %
C&I - Transp. 3 %
C&I - 1-4, 2 %
OOC - Warehouse Industrial, 8 %
OOC - Office 6 %
OOC - Retail 6 %
OOC - Mixed Use 5 %
OOC - Other 4 %
Commercial - Schools 11 %

Source: Company Filings, Regulatory Filings, and Company Designations
Note: *Numbers may not sum to 100% due to rounding.*

9 Diversified and Granular Loan Portfolio

($ in millions)

Loan Composition as of 31-Mar-2020



Residential Real Estate 6%
Commercial Construction 11%
Commercial 20%
Commercial Real Estate 33%
Multifamily 29%

- Lending within geographic footprint
  - NY / NJ metro market economically strong and diverse
- Average loan size: ~$1.1M
- No single borrower exposure greater than 1.3% of total loan portfolio
- ~99+% of portfolio through relationship lending

Historical Loan Balances[1]



$ 3,099
$ 3,554
$ 4,196
$ 4,541
$ 5,147
$ 6,042
2015Y
2016Y
2017Y
2018Y
2019Y
1Q20

Bank Acquired	2015Y	2016Y	2017Y	2018Y	2019Y (Greater Hudson Bank)	1Q20 (Bank of New Jersey)
Loans Acquired at Close[2]					$ 363	$ 775

Source: Company Filings
Note: 1Q20 represents 31-Mar-2020.
1 Gross loans receivable including held-for-sale.
2 GHB closed on 02-Jan-2019 and BNJ closed on 02-Jan-2020.

9 Additional Detail on COVID-19 Loan Exposure

($ in millions)

Potential Exposures

Directly Exposed Industries[1]

Industry	Balance	% Total Loans	Deferrals – Approved or Booked #	Deferrals – Approved or Booked $	Deferrals – Under Review #	Deferrals – Under Review $
Hotels	$ 74	1.2 %	7	$ 21	2	$ 20
Retail Trade	74	1.2	4	3	0	0
Restaurants	54	0.9	9	19	3	4
Taxi	26	0.4	0	0	59	21
Total	**$ 228**	**3.8 %**	**20**	**$ 43**	**64**	**$ 45**

Indirectly Exposed Property Types: Retail CRE Composition[1]



Lessor Residential Building 23%
Lessor Non-Residential Building 59%
Nonresidential Property Manager 6%
Other RE Activities 7%
Construction 2%
Other Services (except Public Administration) 1%
Finance and Insurance 1%
All Other[3] 1%
Health Care and Social Assistance 0%

CRE Retail Excluding Hotels, Rests. and Retail Trade: $352.8M

Loan Deferral Activity

Deferrals by Loan Type[2]

Type	Approved or Booked #	Approved or Booked $	Approved or Booked % of Loans	Under Review #	Under Review $	Under Review % of Loans	Total Deferrals #	Total Deferrals $	Total Deferrals % of Loans
Commercial Real Estate	128	$ 266	4.4 %	149	$ 301	5.0 %	277	$ 567	9.4 %
Multifamily	28	78	1.3	48	132	2.2	76	210	3.5
1-4 Family Residential	119	88	1.5	35	34	0.6	154	122	2.0
Construction & Development	2	4	0.1	20	77	1.3	22	81	1.3
Commercial & Industrial	25	9	0.2	117	51	0.9	142	61	1.0
Other	2	0	0.0	0	0	0.0	2	0	0.0
Total	**304**	**$ 446**	**7.4 %**	**369**	**$ 595**	**9.8 %**	**673**	**$ 1,040**	**17.2 %**

Commentary

- CNOB did not grant blanket deferments
- Deferments are being approved for three months and will be re-evaluated for an additional three month period
- Due to the composition of the portfolio loan categories most focused on are: CRE Retail and Multifamily

Source: Company Information and Company Designations
Note: Balances do not include purchase accounting, premiums, and deferred fees. Numbers may not sum to 100% due to rounding.

1 *Balances as of 31-Mar-2020.*
2 *Balances as of 26-May-2020.*
3 *All Other includes: Lessors of Real Estate, Other Real Estate Activities, Transportation and Warehousing, and Professional, Scientific, and Technical Services.*

Strategy & Vision

ConnectOne believes it remains well-positioned to execute:

- Achieving Prudent Growth
- Increasing & Expanding Commercial Client Relationships
- Enhancing Our Presence in the New York & New Jersey Metro Market
- Further Improving Best-in-Class Efficiency
- Sustaining Robust Profitability & Strong Capital Foundation
- Continuing Branch Rationalization & Transformation Strategy
- Ongoing Enhancement to Digital Channels

ConnectOne Bancorp, Inc.

Appendix

Overview of Results – Q1 2020 Income Statement

($ in thousands, except per share data)

Commentary

Net Interest Income

- Margin expansion driven by additional purchase accounting accretion
- Core margin contraction by 6 bps driven primarily by excess liquidity on the balance sheet
- Eliminated additional negative drag attributable to Bank of New Jersey balance sheet through repositioning

Noninterest Income

- Increased noninterest income driven by sale of commercial loans
- Increased BOLI income and entered into new contracts prior to rate contraction
- Recognized synergies from Bank of New Jersey and BoeFly

Noninterest Expense

- 1Q20 reflects ~$1M in cost savings

Historical Income Statement

	For the quarters ended,		
	Mar. 31, 2020	Dec. 31, 2019	Mar. 31, 2019
Interest Income	$ 76,714	$ 68,008	$ 65,209
Interest Expense	21,433	20,577	20,257
Net Interest Income	**55,281**	**47,431**	**44,952**
Provision for Loan Losses	16,000	500	4,500
Noninterest Income	2,854	2,246	1,738
Noninterest Expense	35,058	22,197	28,062
Income before income tax expense	7,077	26,980	14,128
Income Tax Expense	1,047	6,197	2,493
Net Income	**$ 6,030**	**$ 20,783**	**$ 11,635**
Memo:			
Diluted Earnings per Share	$ 0.15	$ 0.59	$ 0.33
Return on Average Assets	0.34 %	1.36 %	0.80 %
PPNR / Average Assets[1]	1.8	1.9	1.8
Return on Average Tangible Common Equity	4.1	14.8	9.3
Net Interest Margin	3.41	3.36	3.34
Adjusted Net Interest Margin[2]	3.20	3.26	3.25
Operating Efficiency Ratio[3]	42.7	41.8	42.7

Source: Company Filings

Note: Please refer to Non-GAAP reconciliation in Appendix.

1. *Pre-tax, pre-provision and pre-merger charges.*
2. *Adjusted net interest margin excludes impact of purchase accounting fair value marks.*
3. *Operating noninterest expense divided by operating revenue.*

Overview of Results – Q1 2020 Balance Sheet

($ in thousands, except per share data)

Commentary

Loans

- Point-to-point annualized after adjusting for the acquisition was in the high single digits sequentially
- As of 31-May-2020, CNOB has closed or approved with the SBA approximately 2,200 PPP loans representing $470M in funding

Deposits

- Average deposit growth followed similar trend to loan growth

Asset Quality

- Loan loss allowance includes estimated potential impact of COVID-19

Capital

- Internal stress testing indicates an ability to weather substantial stress over a prolonged period of time
- 2019: Repurchased 540,018 shares at an average price of $24.89 per share
  - 659,982 shares remaining for repurchase under current plan as of 31-Dec-2019
- Suspended share repurchase program in mid-March

Historical Balance Sheet

	For the periods ended,		
	Mar. 31, 2020	Dec. 31, 2019	Mar. 31, 2019
Assets			
Total Cash and Securities	$ 742,910	$ 617,369	$ 700,651
Gross Loans	6,041,735	5,146,777	4,973,019
Loan Loss Reserve	(54,169)	(38,293)	(36,858)
Goodwill and Core Deposit Intangibles	221,263	168,034	162,747
Other Assets	327,588	280,145	249,417
Total Assets	**$ 7,279,327**	**$ 6,174,032**	**$ 6,048,976**
Liabilities			
Total deposits	$ 5,509,192	$ 4,767,542	$ 4,593,998
Borrowings	726,856	500,293	603,412
Subordinated debentures, net	128,967	128,885	128,638
Other liabilities	60,602	46,122	40,533
Liabilities	**$ 6,425,617**	**$ 5,442,842**	**$ 5,366,581**
Shareholders' Equity			
Total Common Equity	$ 853,710	$ 731,190	$ 682,395
Shareholders' Equity	**$ 853,710**	**$ 731,190**	**$ 682,395**
Total Liabilities and Shareholders' Equity	**$ 7,279,327**	**$ 6,174,032**	**$ 6,048,976**
Memo:			
Loan Growth QoQ	17.4 %	3.5 %	9.5 %
Loan Growth YoY	21.5	13.3	17.1
Deposit Growth QoQ	15.6	3.8	12.3
Deposit Growth YoY	19.9	16.5	22.5
ALLL / Loans Receivable	0.9	0.7	0.7
Tangible Book Value per Share	$ 15.93	$ 16.06	$ 14.66

Source: Company Filings

History of ConnectOne Bancorp, Inc.

JANUARY 2005
Founded as North Jersey Community Bank by Frank Sorrentino III & local businesses and civic leaders

OCTOBER 2006
Bank achieves first profitable month



OCTOBER 2009
Reached $500 million in assets

FEBRUARY 2013
Rebranded to ConnectOne Bank

Completed successful IPO
- First bank to go public since 2010
- First IPO by NJ based commercial bank in 10 years

$1B in assets JUN 2013

MARCH 2014
Opened first "tellerless" branch in the Ironbound section of Newark

JULY 2014
Merged with Union Center National Bank; assets $3.1billion

$3B in assets JUL 2014

JUNE 2015
Opened first New York City location



JULY 2015
Launched ConnectOne University, an Internal employee development & training program

$4B in assets JAN 2016

DECEMBER 2016
Launched the Client Connection Center, our in-house call center

Successful capital raise Common stock offering of $40 million

OCTOBER 2017
Announced strategic partnership with nCino

APRIL 2018
Opened first office in Long Island, NY

$5B in assets DEC 2018

JANUARY 2019
Merged with Greater Hudson Bank
- Assets $501 million
- Expands presence to Hudson Valley

$6B in assets JAN 2019

MAY 2019
Acquired BoeFly, LLC

JANUARY 2020
- Acquired Bancorp of New Jersey
- Assets $961 million

$7B in assets MAR 2020

Source: Company Filings

Disciplined Expansion Through M&A with Demonstrated Expertise as a Skilled Acquiror

- Completed transaction on January 2, 2019 and integrated systems less than 30 days after closing
- Value-add transaction; many benefits realized
  - Loan-to-deposit ratio improved
  - CRE concentration reduced
  - Net interest margin widened
  - Upward trajectory of TBV per share continued


Market Expansion
GREATER HUDSON BANK
Leverage Infrastructure
Bank of New Jersey
ConnectOne
Innovation
BoeFly
Business Loans Made Easy

- Completed in-Market Acquisition of $1B commercial Bank on January 2, 2020
- Enhances Scale and Future Growth Opportunities
  - Further leverages CNOB's leading technology infrastructure
  - Higher legal lending limit
  - Provides expanded technology offerings and broader product suite to BKJ clients
- Financially Attractive
  - ~5% accretive to earnings in first year of fully phased in cost savings
  - Tangible book value dilution earnback of ~3.5 years
  - Geographic overlap provides meaningful cost savings
  - IRR over 25%

BoeFly is a Boston/New York City based Fin Tech company. With dynamic patented technology, BoeFly is an online marketplace matching small business owners with lenders, but does not bear any credit risk

- BoeFly operates as an independent subsidiary
- ConnectOne is now one of many partners in the BoeFly network of lenders
- Builds fee revenue & allows ConnectOne to jumpstart recently established SBA division
- Established digital loan origination platform

Source: Company Filings

Historical Interest Coverage & Double Leverage

($ in millions)

	For the Years Ended,				For the Quarter Ended,				
							Pro Forma for $50M Offering[1]		
	31-Dec-2016	31-Dec-2017	31-Dec-2018	31-Dec-2019	31-Mar-2020		31-Mar-2020		
Equity Investment in Bank Subsidiary	$ 580	$ 614	$ 693	$ 811	$ 935		$ 935		
Consolidated Equity	$ 531	$ 565	$ 614	$ 731	$ 854		$ 854		
Double Leverage Ratio	**109%**	**109%**	**113%**	**111%**	**109%**		**109%**		
Interest Coverage									
Earnings:						PPNR[2]		PF PPNR[2]	
Income From Continuing Operations Before Taxes	$ 42.9	$ 68.5	$ 71.1	$ 94.0	$ 7.1	$ 32.4	$ 6.4	$ 31.7	
(+) Interest Expense: Debt	12.4	12.6	19.0	19.6	4.2	4.2	4.9	4.9	
Earnings (Before Debt Interest)	**55.3**	**81.1**	**90.1**	**113.6**	**11.3**	**36.6**	**11.3**	**36.6**	A
(+) Interest Expense: Deposits	18.7	23.7	39.9	65.6	17.2	17.2	17.2	17.2	
Earnings (Before Debt & Deposit Interest)	**$ 74.0**	**$ 104.8**	**$ 130.1**	**$ 179.2**	**$ 28.5**	**$ 53.8**	**$ 28.5**	**$ 53.8**	B
Interest Expense:									
Interest Expense, Excluding Interest on Deposits	**$ 12.4**	**$ 12.6**	**$ 19.0**	**$ 19.6**	**$ 4.2**	**$ 4.2**	**$ 4.9**	**$ 4.9**	C
Interest on Deposits	18.7	23.7	39.9	65.6	17.2	17.2	17.2	17.2	
Total Interest Expense, Debt and Deposits	**$ 31.1**	**$ 36.3**	**$ 58.9**	**$ 85.2**	**$ 21.4**	**$ 21.4**	**$ 22.1**	**$ 22.1**	D
Interest Coverage (Excluding Deposit Interest Expense) - A / C	**4.4x**	**6.4x**	**4.7x**	**5.8x**	**2.7x**	**8.7x**	**2.3x**	**7.5x**	
Interest Coverage (Including Deposit Interest Expense) - B / D	**2.4x**	**2.9x**	**2.2x**	**2.1x**	**1.3x**	**2.5x**	**1.3x**	**2.4x**	

Source: S&P Global Market Intelligence

1 *Assumes offering of $50M and interest rate of 5.75% or $2.9M annually or $0.7M quarterly. Pro forma shown prior to any potential redemption of callable subordinated notes outstanding.*

2 *Excludes merger expenses, nonrecurring items and securities gains.*

Schedule of Parent Company Debt Outstanding

($ in thousands)

Parent Company Debt Obligations as of 31-Mar-2020					
Name	Date Issued	Maturity	Optional Redemption Date	Total Debt Outstanding	Coupon Structure
Subsidiary Trust Preferred					
Center Bancorp Statutory Trust II	12/19/2003	1/23/2034	1/23/2009[1]	$5,000	3-month USD LIBOR + 285 bps
Trust Preferred Total				**$5,000**	
Subordinated Debt					
CNOB Subordinated Notes	6/30/2015	7/1/2025	7/1/2020[1]	$50,000	5.75% Fixed rate through 6/30/2020 3-month USD LIBOR + 393 bps thereafter
CNOB Subordinated Notes	1/11/2018	2/1/2028	2/1/2023[1]	75,000	5.20% Fixed rate through 1/31/2023 3-month USD LIBOR + 284 bps thereafter
Subordinated Debt Total				**$125,000**	
Total Subordinated Debt and TruPS				**$130,000**	

Source: Company Filings, S&P Global Market Intelligence

1 Callable on every interest payment date thereafter.

Credit Ratings Profile

Kroll Ratings

	Rating	Outlook
ConnectOne Bancorp, Inc.		
Senior Unsecured Debt	BBB	Stable
Subordinated Debt[1]	BBB-	Stable
Short-Term Debt	K3	N/A
ConnectOne Bank		
Deposit	BBB+	Stable
Senior Unsecured Debt	BBB+	Stable
Subordinated Debt	BBB	Stable
Short-Term Deposit	K2	N/A
Short-Term Debt	K2	N/A

Source: Kroll Bond Rating Agency as of 01-Aug-2019

1 Rating affirmed as of 27-May-2020.

Reconciliation of GAAP and Non-GAAP Measures

($ in thousands, except per share data)

	As of or For the Quarters Ended,			As of or For the Years Ended December 31,				
	31-Mar-2019	31-Dec-2019	31-Mar-2020	31-Dec-2015	31-Dec-2016	31-Dec-2017	31-Dec-2018	31-Dec-2019
Reconciliation of GAAP Earnings to Earnings Excluding the Following Items:								
Net Income	$ 11,635	$ 20,783	$ 6,030	$ 41,311	$ 31,082	$ 43,220	$ 60,352	$ 73,395
Income Tax Expense	2,493	6,197	1,047	19,926	11,776	25,294	10,782	20,631
Merger Charges	7,562	871	9,494	-	-	-	1,335	8,955
Loss on Extinguishment of Debt	-	-	-	2,397	-	-	-	1,047
FDIC Small Bank Credit (Income)	-	-	-	-	-	-	-	(1,310)
Insurance Company Recovery	-	-	-	(2,224)	-	-	-	-
Securities and Equity Securities (Gains) / Losses	(111)	46	(207)	(3,931)	(4,234)	(1,596)	266	(14)
Valuation Allowance for Taxi Medallion Loans Held-for-Sale	-	-	-	-	-	15,592	-	-
Provision for Loan Losses	4,500	500	16,000	12,605	38,700	6,000	21,100	8,100
Pre-Provision Net Revenue	**$ 26,079**	**$ 28,397**	**$ 32,364**	**$ 70,084**	**$ 77,324**	**$ 88,510**	**$ 93,835**	**$ 110,804**
Average Assets	$ 5,909,061	$ 6,084,607	$ 7,106,027	$ 3,661,306	$ 4,236,758	$ 4,629,380	$ 5,159,567	$ 6,014,535
Return on Average Assets	**0.80%**	**1.36%**	**0.34%**	**1.13%**	**0.73%**	**0.93%**	**1.17%**	**1.22%**
PPNR / Average Assets	**1.79%**	**1.85%**	**1.83%**	**1.91%**	**1.83%**	**1.91%**	**1.82%**	**1.84%**
Book Value per Share:								
Common Equity	$ 682,395	$ 731,190	$ 853,710	$ 466,094	$ 531,032	$ 565,437	$ 613,927	$ 731,190
Less: Intangible Assets	(162,747)	(168,034)	(221,263)	(149,817)	(148,997)	(148,273)	(147,646)	(168,034)
Tangible Common Equity	**$ 519,648**	**$ 563,156**	**$ 632,447**	**$ 316,277**	**$ 382,035**	**$ 417,164**	**$ 466,281**	**$ 563,156**
Common Shares Outstanding	35,443,933	35,072,066	39,704,921	30,085,663	31,948,307	32,071,860	32,328,542	35,072,066
Tangible Book Value per Share (Non-GAAP)[1]	**$ 14.66**	**$ 16.06**	**$ 15.93**	**$ 10.51**	**$ 11.96**	**$ 13.01**	**$ 14.42**	**$ 16.06**

Source: Company Filings

Reconciliation of GAAP and Non-GAAP Measures, Continued

($ in thousands)

	For the Quarter Ended,	As of or For the Years Ended December 31,				
	31-Mar-2020	31-Dec-2015	31-Dec-2016	31-Dec-2017	31-Dec-2018	31-Dec-2019
Net Loan Charge-Off (Recoveries) Detail						
Charge-offs	$ 127	$ 538	$ 39,573	$ 239	$ 18,011	$ 5,076
Recoveries	(3)	(345)	(45)	(243)	(117)	(315)
Net Loan Charge-offs (recoveries)	**$ 124**	**$ 193**	**$ 39,528**	**$(4)**	**$ 17,894**	**$ 4,761**
Net Taxi Charge-offs	-	-	$ 36,750	-	$ 17,000	$ 1,000
Net Loan Charge-offs (Excluding Taxi Net Charge-offs)	**$ 124**	**$ 193**	**$ 2,778**	**$(4)**	**$ 894**	**$ 3,761**
Average Loans - Including Loans Held-for-Sale	$ 5,922,814	$ 2,793,952	$ 3,355,452	$ 3,811,922	$ 4,330,874	$ 5,049,458
Net Loan Charge-offs (Recoveries) as a % of Average Loans Receivable (Annualized)	**0.01%**	**0.01%**	**1.18%**	**(0.00)%**	**0.41%**	**0.09%**
Net Loan Charge-offs (Excluding Taxi Net Charge-offs) as a % of Average Loans Receivable (Annualized)	**0.01%**	**0.01%**	**0.08%**	**(0.00)%**	**0.02%**	**0.07%**
Asset Quality						
Nonaccrual Taxi Medallion Loans	$ 23,024	-	-	$ 46,765	$ 28,043	$ 23,431
Nonaccrual Taxi Medallion Loans Held-For-Sale	-	-	$ 63,044	-	-	-
Nonaccrual Loans (Excluding Taxi Medallion Loans)	39,349	$ 20,737	5,734	18,848	23,812	26,050
Other Real Estate Owned	-	2,549	626	538	-	-
Total Nonperforming Assets	**$ 62,373**	**$ 23,286**	**$ 69,404**	**$ 66,151**	**$ 51,855**	**$ 49,481**
Total Assets	$ 7,279,327	$ 4,015,909	$ 4,426,348	$ 5,108,442	$ 5,462,092	$ 6,174,032
Nonperforming Assets as a % of Total Assets	**0.86%**	**0.58%**	**1.57%**	**1.29%**	**0.95%**	**0.80%**
Nonperforming Assets Excluding Nonaccrual Taxi Medallion Loans as a % of Total Assets	**0.54%**	**0.58%**	**0.14%**	**0.38%**	**0.44%**	**0.42%**

Source: Company Filings

Reconciliation of GAAP and Non-GAAP Measures, Continued

($ in thousands)

	For the Quarter Ended,	As of or For the Years Ended December 31,				
	31-Mar-2020	31-Dec-2015	31-Dec-2016	31-Dec-2017	31-Dec-2018	31-Dec-2019
Allowance for Loan Losses						
Allowance for Loan Losses ("ALLL")	$ 54,169	$ 26,572	$ 25,744	$ 31,748	$ 34,954	$ 38,293
Plus: Nonaccretable Loan Discount	9,831	4,796	4,548	4,312	4,312	8,381
ALLL Including Nonaccretable Discount	**$ 64,000**	**$ 31,368**	**$ 30,292**	**$ 36,060**	**$ 39,266**	**$ 46,674**
Loans Receivable	$ 6,009,310	$ 3,099,007	$ 3,475,832	$ 4,171,456	$ 4,541,092	$ 5,113,527
Plus: Nonaccretable Loan Discount	9,831	4,796	4,548	4,312	4,312	8,381
Loans Receivable Including Nonaccretable Discount	**$ 6,019,141**	**$ 3,103,803**	**$ 3,480,380**	**$ 4,175,768**	**$ 4,545,404**	**$ 5,121,908**
ALLL as a % of Loans Receivable	**0.90%**	**0.86%**	**0.74%**	**0.76%**	**0.77%**	**0.75%**
ALLL Including Nonaccretable as a % of Loans Receivable Including Nonaccretable	**1.06%**	**1.01%**	**0.87%**	**0.86%**	**0.86%**	**0.91%**

Source: Company Filings

Reconciliation of GAAP and Non-GAAP Measures, Continued

($ in thousands)

	As of or For the Quarters Ended,			As of or For the Years Ended December 31,				
	31-Mar-2019	31-Dec-2019	31-Mar-2020	31-Dec-2015	31-Dec-2016	31-Dec-2017	31-Dec-2018	31-Dec-2019
Efficiency Measures								
Total Noninterest Expenses	$ 28,062	$ 22,197	$ 35,058	$ 54,484	$ 58,507	$ 78,759	$ 70,454	$ 92,228
Amortization of Core Deposit Intangibles	(364)	(340)	(652)	(917)	(820)	(724)	(627)	(1,408)
Merger Expenses	(7,562)	(871)	(9,494)	-	-	-	(1,335)	(8,955)
FDIC Small Bank Assessment Credit	-	-	-	-	-	-	-	1,310
Loss on Extinguishment of Debt	-	-	-	(2,397)	-	-	-	(1,047)
Valuation Allowance of Taxi Medallion Loans Held-for-Sale	-	-	-	-	-	(15,592)	-	-
Foreclosed Property Expense	1	8	10	(74)	(340)	(248)	(266)	(81)
Operating Noninterest Expense	**$ 20,137**	**$ 20,994**	**$ 24,922**	**$ 51,096**	**$ 57,347**	**$ 62,195**	**$ 68,226**	**$ 82,047**
Net Interest Income (Tax Equivalent Basis)	$ 45,523	$ 47,929	$ 55,781	$ 119,706	$ 132,978	$ 148,481	$ 159,140	$ 187,964
Noninterest Income	1,738	2,246	2,854	11,173	9,920	8,204	5,473	8,035
Insurance Company Recovery	-	-	-	(2,224)	-	-	-	-
Net (Gains) Losses on Equity Securities	(103)	46	(178)	-	-	-	266	(294)
Net Losses (Gains) on Sales of Securities	(8)	-	(29)	(3,931)	(4,234)	(1,596)	-	280
Operating Revenue	**$ 47,150**	**$ 50,221**	**$ 58,428**	**$ 124,724**	**$ 138,664**	**$ 155,089**	**$ 164,879**	**$ 195,985**
Average Assets	$ 5,909,061	$ 6,084,607	$ 7,106,027	$ 3,661,306	$ 4,236,758	$ 4,629,380	$ 5,159,567	$ 6,014,535
Operating Efficiency Ratio (Non-GAAP)[2]	**42.7%**	**41.8%**	**42.7%**	**41.0%**	**41.4%**	**40.1%**	**41.4%**	**41.9%**
NIE Avg. Assets	**1.38%**	**1.37%**	**1.41%**	**1.40%**	**1.35%**	**1.34%**	**1.32%**	**1.36%**

Source: Company Filings

Reconciliation of GAAP and Non-GAAP Measures, Continued

($ in thousands)

	As of or For the Quarters Ended,		
	31-Mar-2019	31-Dec-2019	31-Mar-2020
Return on Equity Measures			
Net Income	$ 11,635	$ 20,783	$ 6,030
Amortization of Core Deposit Intangible - After-Tax	255	238	461
Net Income Adjusted for Intangible Expenses	**$ 11,890**	**$ 21,021**	**$ 6,491**
Average Common Equity	$ 680,168	$ 732,173	$ 864,241
Less: Average Intangible Assets	(162,814)	(168,257)	(221,075)
Average Tangible Common Equity	**$ 517,354**	**$ 563,916**	**$ 643,166**
Return on Average Common Equity (GAAP)	**6.9%**	**11.3%**	**2.8%**
Return on Average Tangible Common Equity (Non-GAAP)[3]	**9.3%**	**14.8%**	**4.1%**
Net Interest Margin			
Net Interest Income (Tax Equivalent Basis)	$ 45,523	$ 47,929	$ 55,781
Impact of Purchase Accounting Fair Value Marks	(1,233)	(1,455)	(3,457)
Adjusted Net Interest Income (Tax Equivalent Basis)	**$ 44,290**	**$ 46,474**	**$ 52,324**
Average Interest-Earning Assets	$ 5,522,934	$ 5,663,538	$ 6,584,508
Net Interest Margin (GAAP)	**3.34%**	**3.36%**	**3.41%**
Adjusted Net Interest Margin (Non-GAAP)[4]	**3.25%**	**3.26%**	**3.20%**

Source: Company Filings

Reconciliation of GAAP and Non-GAAP Measures, Continued

[1] Tangible common equity divided by common shares outstanding at period-end.

[2] Operating noninterest expense divided by operating revenue.

[3] Earnings available to common stockholders excluding amortization of intangible assets divided by average tangible common equity.

[4] Adjusted net interest margin excludes impact of purchase accounting fair value marks.

Source: Company Filings